EXHIBIT 3.1

                                                              P08000080719
                                                              FILED
                                                              SEPTEMBER 02, 2008
                                                              SEC. OF STATE
                                                              jshivers

                      ELECTRONIC ARTICLES OF INCORPORATION
                                       FOR

BUYRITE CLUB CORP.

The undersigned incorporator, for the purpose of forming a Florida profit corporation, hereby adopts the following Articles of Incorporation:

                                    ARTICLE I

The name of the corporation is:

      BUYRITE CLUB CORP.

                                   ARTICLE II

The principal place of business address:

      5100 WEST COPANS ROAD
      SUITE 710
      MARGATE, FL. 33063

The mailing address of the corporation is:

      5100 WEST COPANS ROAD
      SUITE 710
      MARGATE, FL. 33063

                                   ARTICLE III

The purpose for which this corporation is organized is:

      ANY AND ALL LAWFUL BUSINESS.

                                   ARTICLE IV

The number of shares the corporation is authorized to issue is:

      100,000,000

                                    ARTICLE V

The name and Florida street address of the registered agent is:

      STEVEN  ADELSTEIN
      7076 SPYGLASS AVE.
      PARKLAND, FL. 33076

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                                                              P08000080719
                                                              FILED
                                                              SEPTEMBER 02, 2008
                                                              SEC. OF STATE
                                                              jshivers

I certify that I am familiar with and accept the responsibilities of registered agent.

Registered Agent Signature:

      STEVEN ADELSTEIN

                                   ARTICLE VI

The name and address of the incorporator is:

      STEVEN ADELSTEIN
      7076 SPYGLASS AVE.
      PARKLAND FL. 33076


Incorporator Signature:

      STEVEN ADELSTEIN

                                   ARTICLE VII

The initial officer(s) and/or director(s) of the corporation is/are:

      Title: P
      STEVEN ADELSTEIN
      5100 WEST COPANS ROAD SUITE 710
      MARGATE, FL. 33063

                                  ARTICLE VIII

The effective date for this corporation shall be:

      08/31/2008

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